UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)

000-55760		47-3945882
(Commission File Number)		(I.R.S. Employer Identification No.)

	30 W. 4th Street, Cincinnati, Ohio	45202
	(Address of Principal Executive Offices)	(Zip Code)

(513) 834-5110 (Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Sponsor Agreement

As previously disclosed in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2022 and March 23, 2023, Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), entered into that certain Agreement and Plan of Merger, dated as of December 13, 2022, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among Fifth Wall Acquisition Corp. III, a Cayman Islands exempted company (“FWAC” and following the Domestication (as defined below), “Surviving Pubco”), Queen Merger Corp. I, a Maryland corporation and a wholly-owned subsidiary of FWAC (“Merger Sub”), and MIC. The Merger Agreement provides for, among other things, the following transactions: (i) FWAC will transfer by way of continuation from the Cayman Islands to the State of Maryland and will domesticate by means of a corporate conversion (the “Domestication”) to a Maryland corporation in accordance with Title 3, Section 9 of the Maryland General Corporation Law, as amended (the “MGCL”), and Part XII of the Cayman Islands Companies Act (as revised), and, in connection with the Domestication, (A) each then issued and outstanding Class A ordinary share, par value $0.0001 per share (the “Class A Shares”), of FWAC will convert automatically, on a one-for-one basis, into one share of common stock, par value $0.0001, of Surviving Pubco (the “Surviving Pubco Shares”); and (B) each then issued and outstanding Class B ordinary share, par value $0.0001 per share (the “Class B Shares,” and the holders of the Class B Shares, the “Class B Holders”; together with any Class A Shares or Surviving Pubco Shares issuable upon conversion thereof, the “Founder Shares”), of FWAC will convert automatically, on a one-for-one basis, into one Surviving Pubco Share; and (ii) following the Domestication, (A) Merger Sub will merge with and into MIC in accordance with the MGCL (the “First Merger”), with MIC continuing as the surviving entity (the “First-Step Surviving Company”) and (B) immediately following the effectiveness of the First Merger, the First-Step Surviving Company will merge with and into Surviving Pubco in accordance with the MGCL, with Surviving Pubco continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger”).

Concurrently with the execution of the Merger Agreement, MIC entered into a Sponsor Agreement (the “Sponsor Agreement”) with Fifth Wall Acquisition Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”), FWAC and the Class B Holders, whereby the Sponsor and the Class B Holders agreed to waive certain of their anti-dilution and conversion rights with respect to the Founder Shares. The Sponsor also agreed to certain restrictions with respect to its Founder Shares, as described in the Sponsor Agreement.

Further, as previously disclosed in a Current Report on Form 8-K filed with the SEC on May 11, 2023, MIC, FWAC, the Sponsor and the Class B Holders entered into an Amended and Restated Sponsor Agreement (the “A&R Sponsor Agreement”) dated as of May 11, 2023. The A&R Sponsor Agreement amended the Sponsor Agreement to clarify that any securities subsequently acquired by the Sponsor and/or Class B Holders will not be voted in connection with the transactions contemplated by the Merger Agreement if voting such securities would violate Tender Offer Compliance and Disclosure Interpretation 166.01.

On June 15, 2023, MIC entered into the Second Amended and Restated Sponsor Agreement (the “Second Amended Sponsor Agreement”) with the Sponsor, FWAC and the Class B Holders, whereby the Sponsor has agreed to certain restrictions with respect to its Founder Shares, as follows: (a) 1,000,000 Founder Shares will vest at such time as the aggregate volume-weighted average price per Surviving Pubco Share for any 5-consecutive trading day period after the closing of the Merger equals or exceeds $13.00 per share (provided that such Founder Shares will be cancelled if the Founder Shares have not vested prior to December 31, 2026), (b) 1,000,000 Founder Shares will vest at such time as the aggregate volume-weighted average price per Surviving Pubco Share for any 5-consecutive trading day period after the closing of the Merger equals or exceeds $16.00 per share (provided that such Founder Shares will be cancelled if the Founder Shares have not vested prior to December 31, 2028), and (c) the Sponsor will deliver to FWAC for cancellation and for no consideration 4,775,000 Founder Shares. If earlier, the Founder Shares described in the foregoing clauses (a) and (b) shall vest on the date after the closing of the Merger on which Surviving Pubco (or its successors) completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Surviving Pubco’s (or its successor’s) stockholders having the right to exchange their Surviving Pubco Shares for cash, securities or other property.

The foregoing description of the Second Amended Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Sponsor Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

Terms of Preferred Shares

In connection with the consummation of the Domestication, FWAC will file a charter with the State Department of Assessments and Taxation of Maryland (the “Proposed Charter”) that will designate 60,000 shares of Surviving Pubco’s preferred stock as Series 2 Convertible Preferred Stock, par value $0.0001 per share (the “Series 2 Preferred Stock”). The following is a summary of certain terms of the Series 2 Preferred Stock:

Ranking. Series 2 Preferred Stock ranks senior to Surviving Pubco Shares and Series A Convertible Redeemable Preferred Stock, par value $0.0001 per share, of Surviving Pubco and Series 1 Convertible Redeemable Preferred Stock, par value $0.0001 per share, of Surviving Pubco (collectively, the “Surviving Pubco Preferred Stock”) with respect to the payment of dividends and rights upon liquidation, dissolution or winding up.

Stated Value. Each share of Series 2 Preferred Stock has an initial stated value of $1,000 (“Series 2 Preferred Stock Stated Value”).

Dividends. Subject to the rights of holders of any class or series of Senior Stock (as defined in the Proposed Charter), holders of Series 2 Preferred Stock are entitled to receive, when and as authorized by the Board of Directors of Surviving Pubco (the “Board of Directors”) and declared by Surviving Pubco, cumulative distributions on each share of Series 2 Preferred Stock which will be paid in kind at a cumulative annual rate of 10% during the period between the initial issuance of such shares and the conversion thereof into Surviving Pubco Shares; provided that if the date of distribution occurs prior to the first anniversary of the original date of issuance of such share, the holder of such share of Series 2 Preferred Stock shall receive dividends at a cumulative annual rate of 10.0% of the $1,000.00 per share liquidation preference for a period of one year, which shall be paid in full on the conversion date.

Conversion. Each share of Series 2 Preferred Stock is convertible into Surviving Pubco Shares upon the earlier to occur of (a) thirty (30) days after the date that the Surviving Pubco Shares first become listed on Nasdaq, the New York Stock Exchange or the NYSE American; provided that (x) there has been no suspension or removal from listing during such thirty (30)-day period and (y) such date shall, in no case, occur prior to December 31, 2023, and (b) a change of control of Surviving Pubco, at a conversion price of $3.67 per Surviving Pubco Share, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Series 2 Preferred Stock, as set forth in the Proposed Charter. Such Surviving Pubco Shares issued upon conversion of the Series 2 Preferred Stock may not be sold or transferred by the holders thereof until the earlier of (a) one year following the conversion and (b) the date after the closing of the Merger on which Surviving Pubco completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Surviving Pubco’s stockholders having the right to exchange their equity holdings in Surviving Pubco for cash, securities or other property.

Redemption. The Series 2 Preferred Stock is generally not redeemable automatically by its terms or at the option of Surviving Pubco or the holders thereof.

Preemptive Rights. Prior to the conversion of the Series 2 Preferred Stock into Surviving Pubco Shares, the holders thereof have the right to participate on a pro rata basis (calculated on an as-converted, fully diluted basis) in any offering of securities by Surviving Pubco following the consummation of the Merger, other than (1) the Series 2 Preferred Stock issued on or about the date of the closing of the Merger and Surviving Pubco Shares issued upon conversion thereof, (2) Surviving Pubco Shares and/or options, warrants or other purchase rights exercisable for Surviving Pubco Shares, and the Surviving Pubco Shares issued pursuant to such options, warrants or other rights issued or to be issued to employees, officers or directors of, or consultants to Surviving Pubco or any subsidiary of Surviving Pubco pursuant to the Mobile Infrastructure Corporation and Mobile Infra Operating Company, LLC 2023 Incentive Award Plan or any other stock purchase, stock option or stock incentive plans, dividend reinvestment or other arrangements approved by the Board of Directors; (3) securities issued in the initial business combination of Surviving Pubco’s predecessor, Fifth Wall Acquisition Corp. III, securities issued as consideration for Surviving Pubco’s bona fide arms-length acquisition of another business enterprise by merger, purchase of all or substantially all assets, purchase of shares, or other reorganization approved by the Board of Directors; (4) Surviving Pubco Shares issued upon the redemption, exchange or conversion of equity interests in the Mobile Infra Operating Company, LLC or its successor; (5) Surviving Pubco Shares issued pursuant to options, warrants, notes or other rights to acquire securities of Surviving Pubco (or any subsidiary or predecessor entity) outstanding on or about the date of the closing of the Merger; and (6) securities issued in any share split, stock dividend or recapitalization of Surviving Pubco for which an adjustment is made to the terms of conversion of the Series 2 Preferred Stock.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of Surviving Pubco, the holders of Series 2 Preferred Stock will be entitled to receive, in preference to the liquidation preferences of the holders of Surviving Pubco Preferred Stock and Surviving Pubco Shares, an amount per share equal to the greater of (a) 100% of the Series 2 Preferred Stock Stated Value, plus any accumulated, accrued and unpaid dividends, if any, to and including the date of payment and (b) such amount per share as would have been payable had all shares of Series 2 Preferred Stock been converted into Surviving Pubco Shares immediately prior to such liquidation, dissolution or winding up. A merger, acquisition or sale of all or substantially all of Surviving Pubco’s assets or statutory share exchange will not be deemed to be a liquidation, dissolution or winding up of Surviving Pubco for purposes of the liquidation preference.

No Voting Rights. Holders of Series 2 Preferred Stock generally do not have any voting rights.

Transfer Restriction. None of the shares of Series 2 Preferred Stock may be sold or otherwise transferred unless the holder thereof delivers evidence, to Surviving Pubco’s satisfaction, that such sale or other transfer of Series 2 Preferred Stock is made in compliance with all federal and state securities laws. In addition, Series 2 Preferred Stock is subject to all of the other restrictions on ownership and transfer contained in the Proposed Charter and the New PIPE Subscription Agreement (as defined below).

A copy of the form of Proposed Charter is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the form of Proposed Charter is not complete and is qualified in its entirety by reference to the form of Proposed Charter filed herewith, which is incorporated by reference herein.

New PIPE Subscription Agreements

On June 15, 2023, FWAC and Bombe-MIC Pref, LLC, an entity controlled by Manuel Chavez and of which Stephanie Hogue is a member, each a director and officer of MIC, HSCP Strategic III, L.P., an entity controlled by Jeffrey B. Osher, and the Initial Pipe Investor (as defined below) (each, a “New PIPE Investor” and collectively, the “New PIPE Investors”), entered into subscription agreements (the “New PIPE Subscription Agreements”) pursuant to which, among other things, the New PIPE Investors agreed to subscribe for and purchase, and FWAC agreed to issue and sell to the New PIPE Investors, 46,000 shares of Series 2 Preferred Stock for a purchase price of $1,000.00 per share in a private placement to be conducted by Surviving Pubco for an aggregate purchase price of $46,000,000.

The New PIPE Subscription Agreements contain customary representations and warranties of FWAC, on the one hand, and the New PIPE Investors, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. Shares of Series 2 Preferred Stock to be

issued and sold to the New PIPE Investors pursuant to the New PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The New PIPE Investors will be entitled to the registration rights set forth in the Registration Rights Agreement attached to the New PIPE Subscription Agreements as Annex A thereto. The New PIPE Subscription Agreements further provide the shares of Series 2 Preferred Stock issued (and any Surviving Pubco Shares issued upon conversion of the shares of Series 2 Preferred Stock) to the New PIPE Investors will be subject to a one-year lock-up period.

A copy of the form of the New PIPE Subscription Agreements is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The foregoing description of the New PIPE Subscription Agreements is not complete and is qualified in its entirety by reference to the form of the New PIPE Subscription Agreements filed herewith, which is incorporated by reference herein.

Termination of the Initial PIPE Subscription Agreement

On December 13, 2022, concurrently with the execution of the Merger Agreement, FWAC entered into subscription agreements (collectively, the “Initial PIPE Subscription Agreement”) with each of Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. (collectively, the “Initial PIPE Investor”), entities controlled by Jeffrey B. Osher, a director of MIC, pursuant to which, among other things, the Initial PIPE Investor agreed to subscribe for and purchase, and FWAC agreed to issue and sell to the Initial PIPE Investor, an aggregate of 1,200,000 Surviving Pubco Shares for a purchase price of $10.00 per 1.2 shares, on the terms and subject to the conditions set forth therein. The Initial PIPE Investor agreed to subscribe for $10,000,000 of the Surviving Pubco Shares.

On June 15, 2023, FWAC and the Initial PIPE Investor agreed to terminate the Initial PIPE Subscription Agreement, by mutual consent, pursuant to Section 9(b) thereof and Section 16 of the New PIPE Subscription Agreements. As a result of the termination of the Initial PIPE Subscription Agreement, the Initial PIPE Subscription Agreement is void and of no further force and effect, and all rights and obligations of the parties thereunder have terminated.

Additional Information

This document relates to the proposed transactions (the “Proposed Transactions”) contemplated by the Merger Agreement. On January 13, 2023, FWAC filed a registration statement on Form S-4 (the “Form S-4”) with the SEC, which, when finally amended, will include a joint proxy statement of FWAC and MIC and that will constitute a prospectus of FWAC (including any amendments and supplements thereto, the “Joint Proxy Statement/Prospectus”). Both MIC and FWAC intend to file other documents with the SEC regarding the Proposed Transactions. A definitive Joint Proxy Statement/Prospectus will also be sent to the shareholders of FWAC and the stockholders of MIC, in each case seeking any required approvals, when available. Investors and security holders of FWAC and MIC are urged to carefully read the entire Joint Proxy Statement/Prospectus, when it becomes available, and any other relevant documents filed with the SEC because they will contain important information about the Proposed Transactions. The documents filed by FWAC and MIC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, the documents filed by FWAC can be obtained free of charge from FWAC upon written request to Fifth Wall Acquisition Corp. III, 6060 Center Drive, 10th Floor, Los Angeles, California 90045, and the documents filed by MIC can be obtained free of charge from MIC upon written request to MIC, 30 W. 4th Street, Cincinnati, Ohio 45202.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transactions. This document also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Participants in the Solicitation

FWAC, MIC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the Proposed Transactions and related matters. Information regarding FWAC’s and MIC’s directors and executive officers is contained in the Form S-4. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus, when it becomes available, and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the paragraph titled “Additional Information.”

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, FWAC’s and MIC’s ability to complete the Proposed Transactions and MIC’s and FWAC’s expectations or predictions of future financial or business performance or conditions. Any forward-looking statements herein are based solely on the expectations or predictions of MIC or FWAC and do not express the expectations, predictions or opinions of Fifth Wall Asset Management, LLC and Fifth Wall Ventures Management, LLC, their affiliates and any investment funds, investment vehicles or accounts managed or advised by any of the foregoing (collectively, “Fifth Wall”) in any way. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions and any forward-looking statements contained in this document are provided for illustrative purposes and are not forecasts and may not reflect actual results. Such forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “predicts,” “forecasts,” “may,” “will,” “could,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “potential,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of the Form S-4 titled “Risk Factors”. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on MIC’s or FWAC’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither MIC nor FWAC is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which MIC and FWAC have filed or will file from time to time with the SEC.

In addition to factors previously disclosed in MIC’s and FWAC’s reports filed with the SEC, including MIC’s and FWAC’s most recent reports on Form 8-K and all attachments thereto and most recent annual reports on Form 10-K and all attachments thereto, which are available, free of charge, at the SEC’s website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals or securityholder approvals of MIC or FWAC are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect FWAC or the expected benefits of the Proposed Transactions are not obtained, failure to realize the anticipated benefits of the Proposed Transactions, risks related to MIC’s ability to execute on its business strategy, attain its investment strategy or increase the value of its portfolio, act on its pipeline of acquisitions, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that MIC or FWAC may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by FWAC’s public shareholders, the ability of MIC and FWAC to leverage Fifth Wall’s affiliates and other commercial relationships to grow MIC’s customer base (which is not the subject of any legally binding obligation on the part of Fifth Wall or any of its partners or representatives), the ability of each of MIC and

FWAC to leverage its relationship with any other company investor (including investors in the PIPE transaction) to grow MIC’s customer base, the ability of Surviving Pubco to meet the NYSE American’s listing standards (or the standards of any other securities exchange on which securities of Surviving Pubco are listed) following the Proposed Transactions, the risk that the announcement and consummation of the transaction disrupts MIC’s current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against MIC, FWAC, or any of their respective directors or officers, following the announcement of the transaction, the ability of FWAC or Surviving Pubco to issue equity or equity-linked securities in connection with the Proposed Transactions or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; and those factors discussed in documents of MIC and FWAC filed, or to be filed, with the SEC. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements are also provided in the Form S-4 and will be provided in the Joint Proxy Statement/Prospectus, when available.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in MIC and is not intended to form the basis of an investment decision in MIC. All subsequent written and oral forward-looking statements concerning MIC and FWAC, the Proposed Transactions, or other matters and attributable to MIC and FWAC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1

Second Amended and Restated Sponsor Agreement, dated June 15, 2023, by and among Fifth Wall Acquisition Corp. III, Fifth Wall Acquisition Sponsor III LLC, Mobile Infrastructure Corporation and certain holders of Fifth Wall Acquisition Corp. III’s Class B ordinary shares

99.1	Form of Proposed Charter
99.2	Form of New PIPE Subscription Agreements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

Date: June 15, 2023	By:	/s/ Stephanie Hogue
Name: Stephanie Hogue
Title: President and Chief Financial Officer